BRITISH COLUMBIA

Ministry of Finance
Corporate and Personal
Property Registries
www.corporateonline.gov.bc.ca

Mailing Address:
PO BOX 9431 Stn Prov Govt.
Victoria BC V8W 9V3

Location:
2nd Floor - 940 Blanshard St.
Victoria BC
250 356-8626

Transition Application

FORM 43
BUSINESS CORPORATIONS ACT
Section 437

CERTIFIED COPY
Of a Document filed with the Province of British Columbia Registrar of Companies

RON TOWNSHEND
October 11, 2005

FILING DETAILS:	*Transition Application for:* **QUARTZ MOUNTAIN RESOURCES LTD.**
Filed Date and Time:	**October 11, 2005 01:14 PM Pacific Time**
Transition Date and Time:	**Transitioned on October 11, 2005 01:14 PM Pacific Time**

TRANSITION APPLICATION

This confirms there has been filed with the registrar all records necessary to ensure that the information in the corporate registry respecting the directors of the company is, immediately before the transition application is submitted to the registrar for filing, correct.

Incorporation Number:	**Name of Company:**
BC0253743	QUARTZ MOUNTAIN RESOURCES LTD.

NOTICE OF ARTICLES

Name of Company:

QUARTZ MOUNTAIN RESOURCES LTD.

REGISTERED OFFICE INFORMATION

Mailing Address:
1500 ROYAL CENTRE
1055 WEST GEORGIA STREET
PO BOX 11114
VANCOUVER BC V6E 4N7
CANADA

Delivery Address:
1500 ROYAL CENTRE
1055 WEST GEORGIA STREET
PO BOX 11114
VANCOUVER BC V6E 4N7
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
1500 ROYAL CENTRE
1055 WEST GEORGIA STREET
PO BOX 11114
VANCOUVER BC V6E 4N7
CANADA

Delivery Address:
1500 ROYAL CENTRE
1055 WEST GEORGIA STREET
PO BOX 11114
VANCOUVER BC V6E 4N7
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
CARRIER, RENE G. (formerly CARRIER, RENE G.)

Mailing Address:
1020 - 800 WEST PENDER STREET
VANCOUVER BC V6C 2V6
CANADA

Delivery Address:
1020 - 800 WEST PENDER STREET
VANCOUVER BC V6C 2V6
CANADA

Last Name, First Name, Middle Name:
CAUSEY, BRIAN F. (formerly CAUSEY, BRIAN F.)

Mailing Address:
1020 - 800 WEST PENDER STREET
VANCOUVER BC V6C 2V6
CANADA

Delivery Address:
1020 - 800 WEST PENDER STREET
VANCOUVER BC V6C 2V6
CANADA

Last Name, First Name, Middle Name:
FRETWELL, GORDON J. (formerly FRETWELL, GORDON J.)

Mailing Address:
1020 - 800 WEST PENDER STREET
VANCOUVER BC V6C 2V6
CANADA

Delivery Address:
1020 - 800 WEST PENDER STREET
VANCOUVER BC V6C 2V6
CANADA

Last Name, First Name, Middle Name:
COUGHLAN, T. BARRY

Mailing Address:
1020 - 800 WEST PENDER STREET
VANCOUVER BC V6C 2V6
CANADA

Delivery Address:
1020 - 800 WEST PENDER STREET
VANCOUVER BC V6C 2V6
CANADA

BRITISH COLUMBIA

Ministry of Finance
Corporate and Personal
Property Registries
www.corporateonline.gov.bc.ca

Mailing Address:
PO BOX 9431 Stn Prov Govt.
Victoria BC V8W 9V3

Location:
2nd Floor - 940 Blanshard St.
Victoria BC
250 356-8626

Notice of Articles

BUSINESS CORPORATIONS ACT

CERTIFIED COPY
Of a Document filed with the Province of
British Columbia Registrar of Companies

RON TOWNSHEND
October 11, 2005

This Notice of Articles was issued by the Registrar on: October 11, 2005 01:14 PM Pacific Time

Incorporation Number: **BC0253743**

Recognition Date: Incorporated on August 3, 1982

NOTICE OF ARTICLES

Name of Company:

QUARTZ MOUNTAIN RESOURCES LTD.

REGISTERED OFFICE INFORMATION

Mailing Address:
1500 ROYAL CENTRE
1055 WEST GEORGIA STREET
PO BOX 11114
VANCOUVER BC V6E 4N7
CANADA

Delivery Address:
1500 ROYAL CENTRE
1055 WEST GEORGIA STREET
PO BOX 11114
VANCOUVER BC V6E 4N7
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
1500 ROYAL CENTRE
1055 WEST GEORGIA STREET
PO BOX 11114
VANCOUVER BC V6E 4N7
CANADA

Delivery Address:
1500 ROYAL CENTRE
1055 WEST GEORGIA STREET
PO BOX 11114
VANCOUVER BC V6E 4N7
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
CARRIER, RENE G. (formerly CARRIER, RENE G.)

Mailing Address:	**Delivery Address:**
1020 - 800 WEST PENDER STREET VANCOUVER BC V6C 2V6 CANADA	1020 - 800 WEST PENDER STREET VANCOUVER BC V6C 2V6 CANADA

Last Name, First Name, Middle Name:
CAUSEY, BRIAN F. (formerly CAUSEY, BRIAN F.)

Mailing Address:	**Delivery Address:**
1020 - 800 WEST PENDER STREET VANCOUVER BC V6C 2V6 CANADA	1020 - 800 WEST PENDER STREET VANCOUVER BC V6C 2V6 CANADA

Last Name, First Name, Middle Name:
FRETWELL, GORDON J. (formerly FRETWELL, GORDON J.)

Mailing Address:	**Delivery Address:**
1020 - 800 WEST PENDER STREET VANCOUVER BC V6C 2V6 CANADA	1020 - 800 WEST PENDER STREET VANCOUVER BC V6C 2V6 CANADA

Last Name, First Name, Middle Name:
COUGHLAN, T. BARRY

Mailing Address:	**Delivery Address:**
1020 - 800 WEST PENDER STREET VANCOUVER BC V6C 2V6 CANADA	1020 - 800 WEST PENDER STREET VANCOUVER BC V6C 2V6 CANADA

PRE-EXISTING COMPANY PROVISIONS

The Pre-existing Company Provisions apply to this company.

AUTHORIZED SHARE STRUCTURE

1.	60,000,000	Common Shares	Without Par Value Without Special Rights or Restrictions attached